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Exhibit 99.2

The Instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

LETTER OF TRANSMITTAL
FOR COMMON SHARES OF
ROCKWELL DIAMONDS INC.

This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany certificates or Direct Registration Statement advices ("DRS advices") for common shares (the "Common Shares") of Rockwell Diamonds Inc. (the "Company") deposited in connection with the proposed going private transaction of the Company by way of an amalgamation (the "Amalgamation") of the Company with 1274787 B.C. Ltd. ("Bristco"), a corporation existing under the laws of British Columbia and wholly-owned by Mark Bristow, into one amalgamated and continuing entity ("Amalco"), that is being submitted for approval at the annual and special meeting of shareholders of the Company to be held on March 2, 2021 (the "Meeting") as described in a management information circular dated February 1, 2021 (the "Circular").

Capitalized terms used but not defined in this Letter of Transmittal have the meanings set out in the Circular.

TO:
ROCKWELL DIAMONDS INC.

AND
TO:       COMPUTERSHARE TRUST COMPANY OF CANADA at its offices set out herein.

In connection with the Amalgamation being considered for approval at the Meeting, the undersigned delivers to you the enclosed certificate(s) or DRS advice(s) for Common Shares. The following are the details of the enclosed certificate(s) or DRS advice(s):

Certificate Number(s) or DRS Holder ID Number(s)	Name in Which Registered	Number of Common Shares Deposited

The undersigned transmits herewith the certificate(s) or DRS advice(s) described above for cancellation upon the Amalgamation becoming effective. The undersigned acknowledges receipt of the Circular and represents and warrants that the undersigned has good and sufficient authority to deposit, sell and transfer the Common Shares represented by the enclosed certificate(s) or DRS advice(s) (the "Deposited Shares") and at the Effective Time, Amalco will acquire good title to the Deposited Shares free from all liens, charges, encumbrances, claims and equities and in accordance with the following: IN CONNECTION WITH THE AMALGAMATION AND FOR VALUE RECEIVED at the Effective Time all of the right, title and interest of the undersigned in and to the Deposited Shares and in and to any and all dividends, distributions, payments, securities, rights, warrants, assets or other interests (collectively, "distributions") which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Shares or any of them as and from the effective date of the Amalgamation, as well as the right of the undersigned to receive any and all distributions shall have been assigned to Amalco. If, notwithstanding such assignment, any distributions are received by or made payable to or to the order of the undersigned, then (i) in the case of any such cash distribution that does not exceed the cash redemption price per Common Share, the consideration payable per Common Share pursuant to the Amalgamation will be reduced by the amount of any such dividend or distribution received in respect of that Common Share, and (ii) in the case of any such cash distribution in an amount that exceeds the cash redemption price per Common Share in respect of which the distribution is made, or in the case of any other distribution, the undersigned shall promptly pay or deliver the whole of any such distribution to Computershare Trust Company of Canada (the "Depositary") for the account of Amalco, together with appropriate documentation of transfer.

The undersigned irrevocably constitutes and appoints Mark Bristow, who will be an officer of Amalco, and any other person designated by Amalco in writing, the true and lawful agent, attorney and attorney-in-fact of the undersigned with respect to the Deposited Shares redeemed in connection with the Amalgamation with full power of substitution (such power of attorney, being coupled with an interest, being irrevocable) to, in the name of and on behalf of the undersigned, (a) register or record the transfer of such Deposited Shares consisting of securities on the registers of the Company; and (b) execute and negotiate any cheques or other instruments representing any such distribution payable to or to the order of the undersigned. Amalco reserves the right, if they so elect in their absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by it.

The undersigned revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares or any distributions other than as set out in this Letter of Transmittal and in any proxy granted for use at the Meeting. Other than in connection with the Meeting, no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, will be granted with respect to the Deposited Shares or any distributions by or on behalf of the undersigned, unless the Deposited Shares are not taken up and paid for in connection with the Amalgamation.

The undersigned covenants and agrees to execute all such documents, transfers and other assurances as may be necessary or desirable to convey the Deposited Shares and distributions effectively to Amalco.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal may be exercised during any subsequent legal incapacity of the undersigned and all obligations of the undersigned in this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned instructs Amalco and the Depositary, upon the Amalgamation becoming effective, to mail the cheques by first class mail, postage prepaid, or to hold such cheques for pick-up, in accordance with the instructions given below. Should the Amalgamation not proceed for any reason, the deposited certificate(s) or DRS advice(s) and other relevant documents shall be returned in accordance with the instructions in the preceding sentence.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Amalgamation as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une lettre d'envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés d'avoir requis que tout contrat attesté par l'amalgamation et son acceptation par cette lettre d'envoi, de même que tous les documents qui s'y rapportent, soient rédigés exclusivement en langue anglaise.

BOX A
ENTITLEMENT DELIVERY

All cash entitlement payments will be issued and mailed to your existing registration unless otherwise stated. If you would like your cash issued to a different name or address, please complete BOX B and refer to INSTRUCTIONS 2 & 3

☐
MAIL CHEQUE TO ADDRESS ON RECORD (DEFAULT)
☐
MAIL CHEQUE TO A DIFFERENT ADDRESS (MUST COMPLETE BOX B)
☐
HOLD CHEQUE FOR PICKUP AT COMPUTERSHARE OFFICE (CHECK LOCATION)

o TORONTO	o MONTREAL	o VANCOUVER	o CALGARY

SEE INSTRUCTION SECTION 9 FOR OFFICE ADDRESSES
☐
DELIVER FUNDS VIA WIRE* (COMPLETE BOX E)

BOX B
ISSUE PAYMENT IN THE NAME OF*:

☐
CHECK BOX IF SAME AS EXISTING REGISTRATION (DEFAULT)

(NAME)

(STREET NUMBER & NAME)

(CITY AND PROVINCE/STATE)

(COUNTRY AND POSTAL/ZIP CODE)

(TELEPHONE NUMBER (BUSINESS HOURS)

(SOCIAL INSURANCE/SECURITY NUMBER)

* IF THIS NAME OR ADDRESS IS DIFFERENT FROM YOUR REGISTRATION, PLEASE PROVIDE
SUPPORTING TRANSFER REQUIREMENTS (SEE INSTRUCTION SECTION 2 & 3)

BOX C
CURRENCY ELECTION

ALL CASH PAYMENTS WILL BE ISSUED IN CANADIAN DOLLARS, UNLESS OTHERWISE ELECTED BELOW

☐
Issue my cash entitlement payment(s) in United States Dollars

By electing to receive payment in another currency, the undersigned acknowledges that (a) the exchange rate used will be the rate established by Computershare, in its capacity as foreign exchange service provider to the Company, on the date the funds are converted; (b) the risk of any fluctuation in such rate will be borne by the undersigned; and (c) Computershare may earn commercially reasonable spread between its exchange rate and the rate used by any counterparty from which it purchases the elected currency.

Failure to make an election will result in any cash payment under the Amalgamation being paid in Canadian dollars.

BOX D
RESIDENCY DECLARATION AND U.S. FEDERAL INCOME TAX INFORMATION REPORTING

ALL SHAREHOLDERS OF THE COMPANY ARE REQUIRED TO COMPLETE A RESIDENCY DECLARATION. FAILURE TO COMPLETE A RESIDENCY DECLARATION MAY RESULT IN A DELAY IN YOUR PAYMENT.

The undersigned represents that:

           ☐        The beneficial owner of the common shares of the Company deposited herewith is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

           ☐       The beneficial owner of the common shares of the Company deposited herewith is not a U.S. Shareholder and is not acting on behalf of a U.S. shareholder.

A "U.S. Shareholder" is any shareholder of the Company who is either (i) providing an address in Box "A" that is located within the United States or any territory or possession thereof, or (ii) a "U.S. person" for the United States federal income tax purposes as defined in Instruction 7 below. If you are a U.S person or acting on behalf of a U.S. person, then in order to avoid backup withholding of U.S federal income tax you must provide a complete IRS Form W-9 (enclosed) below or otherwise provide certification that the U.S. person is exempt from backup withholding. If you are not a U.S. Shareholder as defined in (ii) above, but you provide an address that is located within the United States, you must complete an appropriate Form W-8

BOX E
WIRE PAYMENT*

* PLEASE NOTE THAT THERE IS A $100 BANKING FEE ON WIRE PAYMENTS. ALTERNATIVELY, CHEQUE PAYMENTS ARE ISSUED AT NO ADDITIONAL COST

* IF WIRE DETAILS ARE INCORRECT OR INCOMPLETE, COMPUTERSHARE WILL ATTEMPT TO CONTACT YOU AND CORRECT THE ISSUE. HOWEVER, IF WE CANNOT CORRECT THE ISSUE PROMPTLY, A CHEQUE WILL BE AUTOMATICALLY ISSUED AND MAILED TO THE ADDRESS ON RECORD. NO FEES WILL BE CHARGED

Please provide email address and phone number in the event that we need to contact you for corrective measures:

EMAIL ADDRESS:	PHONE NUMBER:

**Beneficiary Name(s) that appears on the account at your financial institution — this MUST be the same name and address that your shares are registered to

**Beneficiary Address (Note: PO Boxes will not be accepted) **City	**Province/State	**Postal Code/Zip Code

**Beneficiary Bank/Financial Institution

**Bank Address **City	**Province/State	**Postal Code/Zip Code

PLEASE ONLY COMPLETE THE APPLICABLE BOXES BELOW, AS PROVIDED BY YOUR FINANCIAL INSTITUTION. YOU ARE NOT REQUIRED TO COMPLETE ALL BOXES

**Bank Account No.	Bank No. & Transit No. (Canadian Banks)	ABA/Routing No. (US Banks)

	(3 digits & 5 digits)	(9 digits)
SWIFT or BIC Code	IBAN Number	Sort Code (GBP)

(11 characters — if you only have eight, put 'XXX' for the last three)
Additional Notes and special routing instructions:

** Mandatory fields

BOX F
LOST CERTIFICATES

If your lost certificate(s) forms part of an estate or trust, or are valued at more than CAD $200,000.00, please contact Computershare for additional instructions. Any person who, knowingly and with intent to defraud any insurance company or other person, files a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime.

Premium Calculation:

<Lost Shares> X CAD $0.0003 = Premium Payable $                                   NOTE: Payment NOT required if premium is less than $5.00

The option to replace your certificate by completing this Box F will expire on the Effective Date. After this date, shareholders must contact Computershare for alternative replacement options. I enclose my certified cheque, bank draft or money order payable to Computershare Trust Company of Canada.

STATEMENT OF LOST CERTIFICATES:

The undersigned (solitarily, jointly and severally, if more than one) represents and agrees to the following: (i) the undersigned is (and, if applicable, the registered owner of the original certificate(s) representing Common Shares (the "Original(s)"), at the time of their death, was) the lawful and unconditional owner of the Original(s) and is entitled to the full and exclusive possession thereof; (ii) the missing certificate(s) representing the Original(s) have been lost, stolen or destroyed, and have not been endorsed, cashed, negotiated, transferred, assigned, pledged, hypothecated, encumbered in any way, or otherwise disposed of; (iii) a diligent search for the certificate(s) has been made and they have not been found; and (iv) the undersigned makes this Statement for the purpose of transferring or exchanging the Original(s) (including, if applicable, without probate or letters of administration or certification of estate trustee(s) or similar documentation having been granted by any court), and hereby agrees to surrender the certificate(s) representing the Original(s) for cancellation should the undersigned, at any time, find the certificate(s).

The undersigned hereby agrees, for myself and my heirs, assigns and personal representatives, in consideration of the transfer or exchange of the Original(s), to completely indemnify, protect and hold harmless, Rockwell Diamonds, Inc., Computershare Trust Company of Canada, Aviva Insurance Company of Canada, each of their lawful successors and assigns, and any other party to the transaction (the "Obligees"), from and against all losses, costs and damages, including court costs and attorneys' fees that they may be subject to or liable for in respect of the cancellation and/or replacement of the Original(s) and/or the certificate(s) representing the Original(s) and/ or the transfer or exchange of the Originals represented thereby, upon the transfer, exchange or issue of the Originals and/or a cheque for any cash payment. The rights accruing to the Obligees under the preceding sentence shall not be limited by the negligence, inadvertence, accident, oversight or breach of any duty or obligations on the part of the Obligees or their respective officers, employees and agents or their failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred. I acknowledge that a fee of CAD$0.0003 per lost Rockwell share is payable by the undersigned. Surety protection for the Obligees is provided under Blanket Lost Original Instruments/Waiver of Probate or Administration Bond No. 35900-16 issued by Aviva Insurance Company of Canada.

SHAREHOLDER SIGNATURE(S)

Signature guaranteed by (if required under Instruction 3)

Authorized Signature

Name of Guarantor (please print or type)

Address of Guarantor (please print or type)

Dated:	, 20

Signature of Shareholder or authorized representative (see Instructions 2 and 4)
Address
Name of Shareholder (please print or type)
Telephone No
Name of authorized representative, if applicable (please print or type)

Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type.
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification: ☐ Individual/sole proprietor or ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate single-member LLC	4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) _____
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) > _____
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.	Exemption from FATCA reporting code (if any) _____
☐ Other (see instructions) >	(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note: If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

     If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, on page 2.

Form W-9 (Rev. 10-2018)	Page 2

     By signing the filled-out form, you:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

     4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

     In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

     Also see Special rules for partnerships above.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018)	Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

     If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

     a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

     b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

     c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

     d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

     e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4
Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

     The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

     1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

     2 – The United States or any of its agencies or instrumentalities

     3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

     4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

     5 – A corporation

     6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

     7 – A futures commission merchant registered with the Commodity Futures Trading Commission

     8 – A real estate investment trust

     9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

     10 – A common trust fund operated by a bank under section 584(a)

     11 – A financial institution

     12 – A middleman known in the investment community as a nominee or custodian

     13 – A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018)	Page 4

     The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

     A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

     B – The United States or any of its agencies or instrumentalities

     C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

     D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

     E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

     F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

     G – A real estate investment trust

     H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

     I – A common trust fund as defined in section 584(a)

     J – A bank as defined in section 581

     K – A broker

     L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

     M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

     If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018)	Page 5

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

For this type of account:		Give name and EIN of:

14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

* Note: Grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

     If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

     If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

     For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018)	Page 6

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

     Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

 INSTRUCTIONS

1.     Use of Letter of Transmittal

The method used to deliver this Letter of Transmittal and any accompanying certificate(s) or DRS advice(s) representing Common Shares is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received. The Company recommends that the necessary documentation be hand delivered to the Depositary at its office(s) specified on the last page of this Letter of Transmittal, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. A shareholder whose Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Common Shares.

2.     Signatures

This Letter of Transmittal must be filled in and signed by the holder of Common Shares described above or by such holder's duly authorized representative (in accordance with Instruction 4).

  (a)
  If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s) or DRS advice(s), such signature(s) on this Letter of Transmittal must correspond with the names(s) as registered or as written on the face of such certificate(s) or DRS advice(s)without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) or DRS advice(s)are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

  (b)
  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s) or DRS advice(s):

  (i)
  such deposited certificate(s) or DRS advice(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

  (ii)
  the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) or DRS advice(s) and must be guaranteed as noted in Instruction 3 below.

3.     Guarantee of Signatures

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares, or if Deposited Shares not redeemed are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of the Company, or if the payment is to be issued in the name of a person other than the registered owner of the Deposited Shares, such signature must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An "Eligible Institution" means a Canadian Schedule I chartered bank, a major trust company in Canada, a commercial bank or trust company in the United States, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

4.     Signed by a Representative

If this Letter of Transmittal is signed by a person in a representative capacity, such as (a) an executor, administrator, trustee or guardian, or (b) on behalf of a corporation, partnership, or association, then in each case such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution). Either Amalco or the Depositary, at its discretion, may require additional evidence of authority or additional documentation.

5.     Miscellaneous

  (a)
  If the space on this Letter of Transmittal is insufficient to list all certificates or DRS advices for Deposited Shares, additional certificate numbers or DRS Holder ID numbers and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.

  (b)
  If Deposited Shares are registered in different forms (e.g. "John Doe" and "J. Doe") a separate Letter of Transmittal should be signed for each different registration.

  (c)
  No alternative, conditional or contingent deposits will be accepted.

  (d)
  The Amalgamation and any agreement in connection with the Amalgamation will be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

  (e)
  Additional copies of the Circular and this Letter of Transmittal may be obtained from the Depositary at any of its respective offices at the addresses listed below.

6.     Lost Certificates

Option #1:    If a share certificate has been lost, stolen or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded together with a letter describing the loss to the Depositary. The Depositary will respond with the replacement requirements.

Option #2:    Alternatively, shareholders whose certificate(s) have been lost, stolen, or destroyed may participate in Computershare's blanket bond program with Aviva Insurance Company of Canada by completing BOX F above, and submitting the applicable certified cheque or money order made payable to Computershare Trust Company of Canada.

7.     Important Tax Information for U.S. Shareholders

The following does not constitute a summary of the tax consequences of the Amalgamation and U.S. Shareholders should consult with their own tax advisors regarding the tax consequences of the Amalgamation as well as any elections that may be available to mitigate certain possible adverse U.S. tax consequences.

Each U.S. Shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Form W-9 which is enclosed herewith, and to certify whether such holder is subject to backup withholding of federal income tax. If a U.S. Shareholder has been notified by the IRS that such holder is subject to backup withholding, such U.S. Shareholder must cross out item 2 in Part II of the Form W-9, unless such holder has since been notified by the IRS that such holder is no longer subject to backup withholding. If you fail to furnish your correct TIN, you are subject to a penalty of U.S.$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

You are a "U.S. person" if you are: (a) an individual citizen or resident alien of the United States as determined for U.S. federal income tax purposes; (b) a corporation (including an entity classified as a corporation) or partnership (including an entity classified as a partnership) created in the United States or under the laws of the United States or any state or the District of Columbia; (c) an estate the income of which is subject to United States federal income tax regardless of its source; or (d) a trust: (i) if a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

Exempt holders (including, among others, all corporations) are not subject to backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN or Employer Identification Number in Part I of the Form W-9, specify its "exempt payee code" and exemption from FATCA reporting code, as applicable, in the "Exemptions" box in accordance with the instructions to Form W-9, and sign and date the form.

If a U.S. Shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN Part I of the Form W-9, and sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in the Form W-9 and the Depositary is not provided with a TIN within 60 days, the Depositary may withhold 24% of all consideration due to such holder in connection with the Amalgamation until a TIN is provided to the Depositary.

If the Form W-9 is not applicable to a holder because such holder is not a U.S. person, but such holder provides an address that is located in the United States, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalty of perjury to avoid U.S. federal backup withholding tax. An appropriate IRS Form W-8 (W-8BEN, W-8BEN-E, W-8ECI or other form) may be obtained from the Depositary, or at http://www.irs.gov.

The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligations regarding backup withholding.

A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE FORM W-9 ENCLOSED WITH THIS LETTER OF TRANSMITTAL MAY BE SUBJECT TO PENALTIES IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 24% ON ANY CONSIDERATION SUBJECT TO TAX DUE TO SUCH HOLDER IN CONNECTION WITH THE AMALGAMATION. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY TIMELY FILING A CLAIM FOR REFUND WITH THE IRS. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING.

EACH U.S. SHAREHOLDER IS URGED TO CONSULT HIS, HER OR ITS OWN TAX ADVISOR TO DETERMINE WHETHER SUCH HOLDER IS REQUIRED TO FURNISH A FORM W-9 OR IS EXEMPT FROM BACKUP WITHHOLDING AND INFORMATION REPORTING.

8.     Privacy Notice

Computershare is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you-from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, contact details (such as residential address, correspondence address, email address), social insurance number, survey responses, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients' needs and for other lawful purposes relating to our services. Computershare may transfer personal information to other companies in or outside of Canada that provide data processing and storage or other support in order to facilitate the services it provides. Where we share your personal information with other companies to provide services to you, we ensure they have adequate safeguards to protect your personal information. We also ensure the protection of rights of data subjects under the General Data Protection Regulation, where applicable. We have prepared a Privacy Code to tell you more about our information practices, how your privacy is protected and how to contact our Chief Privacy Officer. It is available at our website, www.computershare.com, or by writing to us at 100 University Avenue, Toronto, Ontario, M5J 2Y1. Computershare will use the information you are providing in order to process your request and will treat your signature(s) as your consent to us so doing.

9.     Payment Entitlement Pickup Locations

Entitlements may be picked up at applicable Computershare office locations with Counter services. Pick-up instructions must be selected in Box A. Below are the applicable Computershare office locations:

Montreal	Toronto	Calgary	Vancouver
1500 Boulevard Robert- Bourassa, 7th Floor Montréal, QC H3A 3S8	100 University Ave 8th Floor, North Tower Toronto ON M5J 2Y1	800 – 324 8 Avenue SW Calgary, AB T2P 2Z2	510 Burrard Street, 3rd Floor, Vancouver, BC V6C 3B9

The Depositary is:

COMPUTERSHARE TRUST COMPANY OF CANADA

By Hand or by Courier

100 University Avenue, 8th Floor, North Tower
Toronto, Ontario
M5J 2Y1

By Mail

P.O. Box 7021
31 Adelaide St E
Toronto, ON M5C 3H2
Attention: Corporate Actions

Toll Free: 1-800-564-6253
E-Mail: corporateactions@computershare.com

QuickLinks

  Exhibit 99.2
BOX A ENTITLEMENT DELIVERY
BOX B ISSUE PAYMENT IN THE NAME OF
BOX C CURRENCY ELECTION
BOX D RESIDENCY DECLARATION AND U.S. FEDERAL INCOME TAX INFORMATION REPORTING
BOX E WIRE PAYMENT
BOX F LOST CERTIFICATES
INSTRUCTIONS